Exhibit 10.92

JTC(L) 7329/30	JTC
Corporation

18 September 2003

Equinix Singapore Pte. Ltd.
28 Ayer Rajah Crescent	BY LOCAL URGENT MAIL
#03-01	& FAX: 6820 2006
Singapore 139959

Attention : Mr. Lee Yoong Kin / Sim Thiam Chye

Dear Sirs,

RENEWAL OFFER OF TENANCY FOR FLATTED FACTORY KNOWN AS PRIVATE LOT A19857, A19857a, A19857b, A19857c, A19857d AT 20 AYER RAJAH CRESCENT #06-01, #06-05/08, #05-05/08 & #05-01/04 S(139964)

1(a) Please be informed that this letter shall supercede our renewal offer dated 25 July 2003.

(b) We refer to your tenancy of the Premises. In accordance with the letters of offer dated 25 Jan 00, 24 May 00 and 9 Oct 00, we are pleased to inform you that we are prepared to renew the Tenancy for a further term of 3 years (“the Term”) commencing from 1 August 2003 (“the Commencement Date”) upon the same convenants, terms and conditions except for the Option for Renewal and the following:

(b1) rate of Rent and Service Charge and

(b2) amount of the Security Deposit.

(c) The revised rate(s) of Rent, discounted Rent and Service Charge and the amount of the Security Deposit are shown in the Payment Table attached in Annex A.

(d) The discounted rents are granted subject to the following conditions:

(d1)	your full acceptance to our offer of tenancy for premises at Blk 20 Ayer Rajah Crescent #04-01/10 dated 17 September 2003.

(d2)	in the event that the aggregate floor area occupied by you is at any time reduced to below 9,449.3 square metres, the discounted rent as shown in Annex A will no longer be applicable with effect from the date of reduction of the aggregate floor area.

(d3)	the service charge of $4.50 per square metre per month shall remain unchanged.

2. Please note that our offer herein shall lapse if we do not received the following by 30 September 2003:

(a)	Duly signed letter of acceptance of the Offer, in the form set out in the Letter of Acceptance attached in Annex B. We shall stamp the Letter of Acceptance and return the stamped letter to you; (Please date as required in your letter of acceptance)

(b)	Payment of the sum set in the Payment Table attached;

(c)	You have an existing account with us from which we shall deduct the aforesaid payments. You are therefore not required to submit a duly completed GIRO form.

But if you wish to have a separate GIRO account to meet the aforesaid payments, please complete the GIRO deduction form enclosed.

(d)	However, pending finalization for the GIRO arrangement, you shall pay Rent, Service Charge and GST at prevailing rate as they fall due by Cheque or Cashier’s Order.

3. Please also note that our offer herein does not at any time prejudice or waive any of our rights or remedies for breaches of your obligations to us. Any waiver by us, to be effective, must be clearly and specifically stated in writing.

Your faithfully

/s/ Lai Get Luan

Lai Get Luan (Ms)

Deputy Manager (Lease Management)

Lease Management & Service Delivery Dept

Customer Services Group

DID : 68833339

FAX : 68855894

Email : getluan@jtc.gov.sg

Mobile : 97875657

JTC(l) 7329/30	JTC
Corporation

20 October 2003

Equinix Singapore Pte. Ltd.

28 Ayer Rajah Crescent

#03-01

Singapore 139959

Attention : Mr. Lee Yoong Kin / Sim Thiam Chye

Dear Sirs,

RENEWAL OFFER OF TENANCY FOR FLATTED FACTORY KNOWN AS PRIVATE LOT A19857, A19857a; A19857b, A19857c, A19857d AT 20 AYER RAJAH CRESCENT #06-01, #06-05/08, #05-05/08, #03-05/08 & #05-01/04 S(139964)

1.	We refer to our letter of offer dated 18 September 2003.
2.	Please note the amendment of paragraph 1(d)d1 which should read as follows:

“your full acceptance to our offer of tenancy for premises at Blk 20 Ayer Rajah Crescent #03-01/04 dated 19 September 2003.”

Yours sincerely

/s/ TAN CHIN SHIN

Tan Chin Shin (Ms)

Assistant Manager (Lease Management)

Lease Management & Service Delivery Dept

Customer Services Group

DID : 68833303

FAX : 68855894

Email : chinshin@jtc.gov.sg.

[Equinix Singapore Pte Ltd Letterhead]

22nd September 2003

JTC Corporation

Lease Management & Service Delivery Dept

The JTC Summit

8 Jurong Town Hall Road

Singapore 609434

ATTN: Ms. Lai Get Luan

Dear Sirs,

RENEWAL OF TENANCY OF PTE LOT A19857, A19857a, A19857b; A19857c & A19857d AT 20 AYER RAJAH CRESENT #06-01, #06-05/08, #05-05/08, #03-05/08 & #05-01/04 S(139964)

We refer to your Letter of Offer dated 18 September 2003 and hereby confirm acceptance of the covenants, terms and conditions of the Tenancy.

We are currently on GIRO, thus we enclose a cheque for the amount of S$12,400.00 and a Banker’s Guarantee for the amount of S$132,502.11 (1 month’s rental and service charge) as security deposit as confirmation of our acceptance.

/s/ LEE YOONG KIN
Signature of authorized signatory
Name:	Lee Yoong Kin
Designation:	Managing Director

For and on behalf of:

EQUINIX SINGAPORE PTE LTD

in the presence of:

/s/ TAN AYE SEE
Name of witness:	Tan Aye See
NRIC No. 15H8786